UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                       8-K



                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the


                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                November 25, 1998



Commission      Registrants; State of Incorporation;            IRS Employer
File Number       Address; and Telephone Number                Identification
   No.

  1-11327            Illinova Corporation                        37-1319890
                     (an Illinois Corporation)
                     500 S. 27th Street
                     Decatur, IL  62521
                     (217) 424-6600

   1-3004            Illinois Power Company                      37-0344645
                     (an Illinois Corporation)
                     500 S. 27th Street
                     Decatur, IL  62521
                     (217) 424-6600



        Total number of sequentially  numbered pages is 7.




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





Item 7.  Exhibits
--------------------------------------------------------------------------------

            (c)  Exhibits

                   (99.1)   Letter to the Financial Community,
                             dated November 24, 1998
                   (99.2)   Press Release, dated November 24, 1998



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






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     ILLINOVA CORPORATION
                                                     (Registrant)

                                                     By /s/ Larry F. Altenbaumer
                                                     ---------------------------
                                                     Larry F. Altenbaumer
                                                     Chief Financial Officer
                                                     Treasurer and Controller
                                                     on behalf of
                                                     Illinova Corporation



Date:    November 25, 1998



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     ILLINOIS POWER COMPANY
                                                     (Registrant)

                                                     By /s/ Larry F. Altenbaumer
                                                     ---------------------------
                                                     Larry F. Altenbaumer
                                                     Senior Vice President and
                                                     Chief Financial Officer
                                                     on behalf of
                                                     Illinois Power Company


Date:    November 25, 1998




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




      Exhibit Index

The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit
Number      Description

99.1        Letter to the Financial Community,
            dated November 24, 1998

99.2        Press Release, dated November 24, 1998



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